Exhibit 77Q3 to Form N-SAR for
Money Market Obligations Trust

PEO Certifications

(a) (i): The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule
            30a-2 under the Investment Company Act of 1940 (the
"Act") )
            are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-SAR.

(a) (ii): There were no significant changes in the registrant's internal controls, or the internal controls of its service providers, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any
           corrective actions with regard to significant deficiencies and material weaknesses.

(a) (iii): CERTIFICATIONS

I, J. Christopher Donahue, certify that:

1.   I have reviewed this report on Form N-SAR of Money Market
Obligations Trust
     on behalf of:
     Automated Cash Management Trust
     Automated Government Money Trust
     Federated Master Trust
     Federated Short-Term U.S. Government Trust
     Government Obligations Fund
     Government Obligations Tax-Managed Fund
     Liberty U.S. Government Money Market Trust
     Liquid Cash Trust
     Money Market Management
     Money Market Trust
     Municipal Obligations Fund
     Prime Cash Obligations Fund
     Prime Obligations Fund
     Prime Value Obligations Fund
     Tax-Free Obligations Fund
     Treasury Obligations Fund
     Trust for Government Cash Reserves
     Trust for Short-Term U.S. Government Securities
     Trust for U.S. Treasury Obligations
     ("registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: March 26, 2003
/S/ J. Christopher Donahue
President - Principal Executive Officer


Exhibit 77Q3 to Form N-SAR for
Money Market Obligations Trust

PFO Certifications

 (a) (i): The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule
            30a-2 under the Investment Company Act of 1940 (the
"Act") )
            are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-SAR.

(a) (ii): There were no significant changes in the registrant's internal controls, or the internal controls of its service providers, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any
           corrective actions with regard to significant deficiencies and material weaknesses.

(a) (iii): CERTIFICATIONS

I, Richard J. Thomas certify that:

1.   I have reviewed this report on Form N-SAR of Money Market
Obligations Trust
     on behalf of:
     Automated Cash Management Trust
     Automated Government Money Trust
     Federated Master Trust
     Federated Short-Term U.S. Government Trust
     Government Obligations Fund
     Government Obligations Tax-Managed Fund
     Liberty U.S. Government Money Market Trust
     Liquid Cash Trust
     Money Market Management
     Money Market Trust
     Municipal Obligations Fund
     Prime Cash Obligations Fund
     Prime Obligations Fund
     Prime Value Obligations Fund
     Tax-Free Obligations Fund
     Treasury Obligations Fund
     Trust for Government Cash Reserves
     Trust for Short-Term U.S. Government Securities
     Trust for U.S. Treasury Obligations
     ("registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: March 26, 2003
/S/ Richard J. Thomas
Treasurer - Principal Financial Officer